Supplement to current statement of additional information:

MFS(R) Variable Insurance Trust:

MFS Capital Opportunities Series        MFS New Discovery Series
MFS Emerging Growth Series              MFS Research Bond Series
MFS Global Equity Series                MFS Research International Series
MFS High Income Series                  MFS Research Series
MFS Investors Growth Stock Series       MFS Strategic Income Series
MFS  Investors Trust Series             MFS Total Return Series
MFS Mid Cap Growth Series               MFS Utilities Series
MFS Money Market Series                 MFS Value Series


This SAI supplement supersedes and replaces the Funds' SAI supplement dated January 1, 2007.

Effective immediately, the section entitled "VI. Distribution" is restated in its entirety as follows:

VI. DISTRIBUTION
The Trustees have adopted a Distribution Plan for the Service Class shares (the "Distribution Plan") pursuant to Section 12(b) of the 1940 Act and Rule 12b-1 thereunder (the "Rule") after having concluded that there is a reasonable likelihood that the Distribution Plan would benefit the Trust and its shareholders. The Distribution Plan is designed to promote sales, thereby increasing the net assets of the Series with Service Class shares. Such an increase may reduce the expense ratio to the extent the Series' fixed costs are spread over a larger net asset base. Also, an increase in net assets may lessen the adverse effect that could result were the Series required to liquidate portfolio securities to meet redemptions. The Distribution Plan is also designed to assist in the servicing and maintenance of shareholder accounts, and to minimize redemptions and reductions in net assets in order to maintain asset levels. There is, however, no assurance that the net assets of the Series will increase or not be reduced, or that the other benefits referred to above will be realized.

Fees payable under the Distribution Plan are charged to, and therefore reduce, income allocated to shares of the Service Class.

The Distribution Plan provides that each Series may pay MFD a distribution fee based on the average daily net assets attributable to the Service Class as partial consideration for distribution services performed and expenses incurred in the performance of MFD's obligations under its Distribution Agreement with the Trust. MFD pays commissions to financial intermediaries, including Participating Insurance Companies, Plan Sponsors and certain of their affiliates (collectively, "Record Owners") as well as expenses of printing prospectuses and reports used for sales purposes, expenses with respect to the preparation and printing of sales literature and other distribution related expenses, including, without limitation, the cost necessary to provide distribution-related services, or personnel, travel, office expense and equipment. While the amount of compensation received by MFD in the form of distribution fees during any year may be more or less than the expenses incurred by MFD under its Distribution Agreement with the Trust, the Trust is not liable to MFD for any losses MFD may incur in performing services under the Distribution Agreement with the Trust.

The Distribution Plan remains in effect from year to year only if its continuance is specifically approved at least annual by vote of both the Trustees and a majority of the Trustees are not "interested persons" or financially interested parties of such Plan ("Distribution Plan Qualified

Trustees"). The Distribution Plan also requires that the Trust shall provide the Trustees, and the Trustees shall review, at least quarterly, a written report of the amounts expended (and purposes therefore) under such Plan. The Distribution Plan may be terminated at any time by vote of a majority of the Distribution Plan Qualified Trustees or by vote of the holders of a majority of the Series' Service Class shares. The Distribution Plan may not be amended to increase materially the amount of permitted distribution expenses without the approval of a majority of the Series, Service Class shares or may not be materially amended in any case without a vote of the Trustees and a majority of the Distribution Plan Qualified Trustees The selection and nomination of Distribution Plan Qualified Trustees shall be committed to the discretion of the non-interested Trustees then in office. No Trustee who is not an "interested person" has any financial interest in the Distribution Plan or in any related agreement.

MFD may make payments out of its own assets to certain Record Owners of one or more of the Series for marketing support and for administrative services. MFD may make these payments in addition to any payments described above, including:

     o shareholder servicing payments; these are paid from the assets of the Series as reimbursement to the Shareholder Servicing Agent for expenses it incurs on behalf of the Series (see "Management of the Trust -Shareholder Servicing Agent"), and

     o Rule 12b-1 payments by MFD to Record Owners under the Distribution Plan (see first four paragraphs under "Distribution" above).

These payments may provide additional incentives to Record Owners to actively promote the Series or cooperate with MFD's promotional efforts. Depending on the arrangements in place at any particular time, a Record Owner or their representatives may have a financial incentive to recommend a particular series over other series or a particular share class over other share classes. The amount of compensation that MFD pays to Record Owners can be significant. For calendar year 2005, gross sales of the Series through Record Owners who received such compensation from MFD represented greater than 90% of total gross sales of the Series. Record Owners that market a Series may also act as a broker or dealer in connection with a Series' purchase or sale of portfolio securities. However, the Trust and MFS do not consider a Record Owner's purchases of shares of a Series as a factor when choosing brokers or dealers to effect portfolio transactions for the Series.

Contract holders or Plan participants (collectively, "Beneficial Owners") should ask their Record Owner for information about any payments it receives from MFD and any services it provides. Record Owners may categorize or disclose these payments or services differently than MFD. References to Record Owners may include their affiliates.

Payments to Record Owners for marketing support and/or administrative services may include one or more of the following opportunities: to participate in the Record Owner's distribution network; business planning assistance; educating Record Owner personnel about the Series; assisting with Beneficial Owners' financial planning; access to sales meetings, sales representatives and management representatives of the Record Owner; maintaining separate records reflecting the shares purchased and redeemed and share balances by Beneficial Owners; maintaining a single master account with the Trust's transfer agent on behalf of Beneficial Owners; disbursing or crediting all proceeds of redemptions of shares of a Series and all dividends and other distributions not reinvested in shares of a Series; preparing and transmitting to Beneficial Owners periodic account statements and the dividends and other distributions paid to Beneficial Owners during the statement period, as well as other statements required by law; transmitting to the Trust's transfer agent purchase, exchange and redemption orders on behalf of Beneficial Owners in accordance with specified procedures, and providing to the Trust, MFD or any of their designated agents such periodic reports as will be reasonably requested to enable any of the Series and MFD to comply with state registration requirements.

MFD compensates Record Owners based on criteria established by MFD from time to time that consider, among other factors, the level and/or type of marketing and administrative support provided by the Record Owner, the level of assets attributable to and/or sales by the Record Owner, and the quality of the overall relationship with the Record Owner.

As of December 1, 2006, the Record Owners expected to receive such payments are:

RECORD OWNER FIRM NAME:                                 RECORD OWNER FIRM NAME:
Allmerica Financial                                     Merrill Lynch Insurance Group
Allstate Life Insurance Company of New York             Metlife Investors Insurance Co.
American Enterprise                                     Midland National Life
American Franklin Life Insurance Co.                    Minnesota Life
American General Life Insurance Co.                     Mutual of Omaha Insurance Co. (United of Omaha)
American National Insurance Co.                         Nationwide Life Insurance Co.
Ameritas Variable Life Insurance                        New York Life Insurance and Annuity Corporation
AXA / MONY Life Insurance Company of America            Ohio National Life Assurance Co.
Continental Assurance Co.                               Principal Life Insurance Co.
CUNA Mutual Group                                       Protective Life Insurance Co.
First Variable Life Insurance Co.                       Provident Life & Annuity (Nationwide)
GE Life & Annuity (GE Capital)                          Prudential Life Insurance Co.
Guardian Insurance and Annuity Co.                      Sage Life Insurance of America
Hartford Life                                           Security Benefit Life Insurance Co.
ING (Aetna)                                             Sun Life Assurance Company of Canada
Integrity Life Insurance Co.                            TIAA-Cref Life Insurance Co.
Jefferson Pilot Life Insurance                          Touchstone Securities, Inc.
John Hancock Life Insurance Co.                         Transamerica Occidental Life Insurance Co.
Kansas City Life Insurance                              Transamerica Life Insurance Co.
Liberty Life                                            Transamerica Financial Life Insurance Co.
Life Investors Insurance Co.                            Union Central Life Insurance Co.
Lincoln Benefit Life                                    United Investors Life Insurance
Lincoln National Life                                   United Life Insurance & Annuity Co.
Mass Mutual

Any additions, modifications or deletions to the Record Owners identified above that have occurred since December 1, 2006 are not reflected.

From time to time, MFD, at its expense, may make additional payments to Record Owners that sell or arrange for the sale of shares of the Series. Such payments by MFD may include payment or reimbursement to, or on behalf of, Record Owners for costs associated with the purchase of products or services used in connection with sales and marketing, printing and mailing of series documents, reports and marketing materials, as well as conferences or seminars, sales or training programs for invited employees and other personnel, client and investor events and other Record Owner-sponsored events, and travel expenses, including lodging incurred by employees in connection with training and educational meetings, client prospecting, retention and due diligence trips. Other compensation may be offered to the extent not prohibited by federal securities or state laws or any self-regulatory agency, such as the National Association of Securities Dealers. MFD makes payments for events it deems appropriate, subject to MFD guidelines and applicable law. These payments may vary depending upon the nature of the event.

Effective immediately, the section entitled "VII. Portfolio Transactions and Brokerage Commissions," up to but not including the sub-section entitled "Brokerage Commissions," is restated as follows:

VII. PORTFOLIO TRANSACTIONS AND BROKERAGE COMMISSIONS
Specific decisions to purchase or sell securities for the Series are made by persons affiliated with the Adviser. Any such person may serve other clients of the Adviser or any subsidiary of the Adviser in a similar capacity.

In connection with the selection of broker/dealers and the placing of Series portfolio transactions, the Adviser seeks to achieve for the Series the best overall price and execution available from responsible brokerage firms, taking account of all factors it deems relevant, including by way of illustration: price; the size of the transaction; the nature of the market of the security; the amount of the commission; the timing and impact of the transaction taking into account market prices and trends; the reputation, experience and financial stability of the broker/dealer involved; the willingness of the broker/dealer to commit capital; the need for anonymity in the market; and the quality of services rendered by the broker/dealer in that and other transactions.

In the case of securities traded in the over-the-counter market, portfolio transactions may be effected either on an agency basis, which involves the payment of negotiated brokerage commissions to the broker/dealer, including electronic communication networks, or on a principal basis at net prices without commissions, but which include compensation to the broker/dealer in the form of a mark-up or mark-down, depending on where the Adviser believes best execution is available. In the case of securities purchased from underwriters, the cost of such securities generally includes a fixed underwriting commission or concession. From time to time, soliciting dealer fees are available to the Adviser on tender or exchange offers. Such soliciting or dealer fees are, in effect, recaptured by the Series.

As permitted by Section 28(e) of the Securities Exchange Act of 1934, as amended ("Section 28(e)"), the Adviser may cause the Series to pay a broker/dealer which provides "brokerage and research services" (as defined by the Securities Exchange Act of 1934, as amended) to the Adviser an amount of commission for effecting a securities transaction for the Series in excess of the amount other broker/dealers would have charged for the transaction if the Adviser determines in good faith that the greater commission is reasonable in relation to the value of the brokerage and research services provided by the effecting broker/dealer viewed in terms of either a particular transaction or the Adviser's overall responsibilities to the Series and its other clients. "Commissions," as interpreted by the SEC, include fees paid to brokers for trades conducted on an agency basis, and certain mark-ups, markdowns, commission equivalents and other fees received by dealers in riskless principal transactions placed in the over-the-counter market.

The term "brokerage and research services" includes advice as to the value of securities, the advisability of investing in, purchasing or selling securities, and the availability of securities or purchasers or sellers of securities; furnishing analyses and reports concerning issuers, industries, securities, economic factors and trends, portfolio strategy, and the performance of accounts; and effecting securities transactions and performing functions incidental thereto (such as clearance and settlement) or required in connection therewith by applicable rules. In determining whether a service or product qualifies as "brokerage and research services", the Adviser evaluates whether the service or product provides lawful and appropriate assistance to the Adviser in carrying out its investment decision-making responsibilities. It is often not possible to place a dollar value on the brokerage and research services the Adviser receives from brokers. The determination and evaluation of the reasonableness of the brokerage commissions paid in connection with portfolio transactions is based primarily on the professional opinions of the persons responsible for the placement and review of such transactions.

Broker/dealers may be willing to furnish statistical, research and other factual information or services ("Research"), for example, investment research reports; access to analysts; execution systems and trading analytics; reports or databases containing corporate, fundamental, and technical analyses; portfolio modeling strategies; and economic research services, such as publications, chart services, and advice from economists concerning macroeconomics information, and analytical investment information about particular corporations to the Adviser for no consideration other than brokerage or underwriting commissions. Such broker/dealers may be involved from time to time in executing, clearing or settling securities transactions on behalf of the Series ("Executing Brokers"), or may have entered into agreements with one or more Executing Brokers pursuant to which they are responsible for performing one or more functions, the performance of which has been identified by the SEC as being sufficient to constitute effecting securities transactions within the meaning of Section 28(e) as interpreted by the SEC ("Effecting Brokers"). In reliance on this interpretation the Adviser expects to enter into Commission Sharing Agreements with Executing Brokers which will provide for the Executing Brokers to pay a portion of the Commissions paid by the Series for securities transactions to Effecting Brokers. In addition to effecting securities transactions on behalf of the Series pursuant to a Commission Sharing Agreement, the Effecting Brokers will also provide Research for the benefit of the Adviser. If a government agency with regulatory authority over the affairs of the Adviser or its subsidiaries, or a court of competent jurisdiction, were to determine that an Effecting Broker is not effecting a securities transaction within the meaning of
Section 28(e), the Adviser believes that such Research should be considered as Research provided by the relevant Executing Broker and permitted by Section 28(e), provided that the relationship with such Executing Broker is otherwise consistent with the requirement for Research under Section 28(e). In such circumstances the Adviser will in effect be paying a greater commission in order to obtain third party research. The Adviser may use brokerage commissions from the Series' portfolio transactions to acquire Research, subject to the procedures and limitations described in this discussion.

The advisory fee paid by the Series to the Adviser is not reduced as a consequence of the Adviser's receipt of Research. To the extent the Series' portfolio transactions are used to obtain Research, the brokerage commissions paid by the Series might exceed those that might otherwise be paid for execution only. The Research received may be useful and of value to the Adviser in serving both the Series and other clients of the Adviser; accordingly, not all of the Research provided by brokers through which the Series effect securities transactions may be used by the Adviser in connection with the Series. The Adviser would, through the use of the Research, avoid the additional expenses that would be incurred if it attempted to develop comparable information through its own staff.

From time to time, the Adviser prepares a list of broker/dealer firms that have been deemed by the Adviser to provide valuable Research as determined periodically by the investment staff ("Research Firms"), together with a suggested non-binding amount of brokerage commissions ("non-binding target") to be allocated to each Research Firm, subject to certain requirements. These Research Firms may include Executing Brokers and Effecting Brokers. In instances when the Adviser allocates commissions to Research Firms that are effecting trades within the meaning of Section 28(e) on behalf of client accounts, such trades will be executed in accordance with the Adviser's obligation to seek best execution for its client accounts. Neither the Adviser nor the Series have an obligation to any Research Firm if the amount of brokerage commissions paid to the Research Firm is less than the applicable non-binding target. The Adviser reserves the right to pay cash to the Research Firm from its own resources in an amount the Adviser determines in its discretion.

If the Adviser determines that any service or product has a mixed use (i.e., it also serves functions that do not assist the investment decision-making or trading process), the Adviser will allocate the costs of such service or product accordingly in its reasonable discretion. The Adviser will allocate brokerage commissions to Research Firms only for the portion of the service or product that the Adviser determines assists it in the investment decision-making or trading process and will pay for the remaining value of the product or service in cash.

In effecting portfolio transactions on behalf of the Series and the Adviser's other clients, the Adviser from time to time may instruct the broker/dealer that executes a transaction to allocate, or "step out," a portion of such transaction to another broker/dealer. The broker/dealer to which the Adviser has "stepped out" would then settle and complete the designated portion of the transaction, and the executing broker/dealer would settle and complete the remaining portion of the transaction that has not been "stepped out." Each broker/dealer may receive a commission or brokerage fee with respect to that portion of the transaction that it settles and completes.

In certain instances there may be securities that are suitable for the Series' portfolios as well as for one or more of the other clients of the Adviser or of any subsidiary of the Adviser (or that the Adviser believes should no longer be held by the Series' portfolios or by other clients of the Adviser or any subsidiary of the Adviser). It may develop that a particular security is bought or sold for only one client even though it might be held by, or bought or sold for, other clients. Likewise, a particular security may be bought for one or more clients when one or more other clients are selling that same security. Some simultaneous transactions are inevitable when several clients receive investment advice from the same investment adviser, particularly when the same security is suitable for the investment objectives of more than one client. Transactions for each client are generally effected independently unless the Adviser determines to purchase or sell the same securities for several clients at approximately the same time. The Adviser may, but is not required to, aggregate together purchases and sales for several clients and will allocate the trades in a fair and equitable manner, across participating clients. The Adviser has adopted policies that are reasonably designed to ensure that when two or more clients are simultaneously engaged in the purchase or sale of the same security, the securities are allocated among clients in a manner believed by the Adviser to be fair and equitable to each. Among other things, these policies prohibit allocations of equity initial public offerings, equity limited offerings or fixed income new issues to, among others: (1) Private Portfolio Management accounts; (2) Series or other accounts the beneficial owners of which are principally the Adviser's officers and employees of the Trust or Trustees which are not being offered to the public; and (3) any accounts owned beneficially solely by the Adviser or any direct or indirect subsidiary of the Adviser. However, these policies do not prohibit allocations to Series or other accounts owned beneficially by Sun Life of Canada (U.S.) Financial Services Holdings, Inc., or Sun Life Financial, Inc., or their affiliates other than the Adviser and its direct and indirect subsidiaries. In addition, accounts in which the Adviser or any of its direct or indirect subsidiaries is the sole beneficial owner generally will be allocated investment opportunities (other than with respect to equity initial public offerings, equity limited offerings or fixed income new issues) on the same basis as Series or other clients of the Adviser when the account has been established and seeded by the Adviser or the subsidiary with a limited amount of assets for the purpose of establishing a performance record to enable the Adviser or the subsidiary to offer the account's investment style to unaffiliated third parties.

It is recognized that in some cases this system could have a detrimental effect on the price or availability of a security as far as the Series are concerned. In other cases, however, the Adviser believes that such practices may produce increased investment opportunities for the Series

Effective immediately, the sub-section entitled "VIII. Disclosure of Portfolio Holdings - Public Disclosure of Portfolio Holdings," is restated as follows:

Public Disclosure of Portfolio Holdings.

In addition to the public disclosure of Series portfolio holdings through required Securities and Exchange Commission ("SEC") quarterly filings, a Series may make its portfolio holdings publicly available on the MFS website in such scope and form and with such frequency as MFS may reasonably determine. The following information is generally available to you on the MFS website (mfs.com):

Approximate Date of Posting

Information.......                          to Web Site
-----------                                 -----------

Fund's full securities holdings             24 days after month end

as of each month's end



Fund's top 10 securities holdings   14 days after month end

as of each month's end


If a series has substantial investments in both equity securities and debt instruments, the series' top 10 equity holdings and top 10 debt holdings will be made available. In addition, for series that primarily invest in shares of the other MFS funds, all securities holdings in shares of MFS funds, top 10 aggregated equity holdings within the underlying MFS funds, and top 10 aggregated debt holdings within the underlying MFS funds will be made available.

Note that the Series or MFS may suspend the posting of this information or modify the elements of this Web posting policy without notice to shareholders. Once posted, the above information will remain available on the Web site until at least the date on which the Series files a Form N-CSR or Form N-Q for the period that includes the date as of which the information is current. Not all registered investment companies that are advised by MFS publicly disclose portfolio holdings in the form or on the schedule described above and registered investment companies that are subadvised by MFS or its affiliates may be subject to different portfolio holdings disclosure policies that may permit public disclosure of portfolio holdings information in different forms and at different times. In addition, separate account and unregistered product clients of MFS or its affiliates have access to their portfolio holdings, and prospective clients have access to representative portfolio holdings. These clients and prospective clients are not subject to the Series' portfolio holdings disclosure policies. Some of these registered investment companies, sub-advised funds, separate accounts, and unregistered products, all advised or sub-advised by MFS or its affiliates, have substantially similar or identical investment objectives and strategies to certain Series. They therefore have potentially substantially similar, and in certain cases nearly identical, portfolio holdings as those Series. A Series' portfolio holdings are considered to be publicly disclosed: (a) upon the disclosure of the portfolio holdings in a publicly available, routine filing with the SEC that is required to include the information; (b) the day after the Series makes such information available on its Website (assuming that it discloses in its prospectus that such information is available on its Website); or (c) at such additional times and on such additional basis as determined by the SEC or its staff.

Effective immediately, the sub-section entitled "XI. Determination of Net Asset Value - All Other Series," is restated as follows:

Open-end investment companies are generally valued at their net asset value per share. The underlying investments of open-end investment companies managed by the adviser are valued as described below.

Equity securities, including restricted equity securities, are generally valued at the last sale or official closing price as reported by an independent pricing service on the market or exchange on which they are primarily traded. For securities held short for which there were no sales reported that day, equity securities are generally valued at the last quoted daily bid quotation as reported by an independent pricing service on the market or exchange on which they are primarily traded. For securities for which there were no sales reported for the day, the position is generally valued at the last quoted daily ask quotation as reported by an independent pricing service on the market or exchange on which such securities are primarily traded.

Debt instruments (other than short-term instruments), including restricted debt instruments, are generally valued at an evaluated or composite bid as reported by an independent pricing service.

Short-term instruments with a maturity at issuance of 397 days or less are generally valued at amortized cost, which approximates market value.

Exchange-traded options are generally valued at the last sale or official closing price as reported by an independent pricing service on the exchange on which such options are primarily traded. For exchange-traded options in which there were no sales reported that day, exchange-traded options are generally valued at the last daily bid quotation as reported by an independent pricing service on the exchange on which they are primarily traded. Options not traded on an exchange are generally valued at a broker-dealer bid quotation. Foreign currency options are generally valued using an external pricing model that uses market data from an independent source.

Futures contracts are generally valued at last posted settlement price as reported by an independent pricing service on the market on which they are primarily traded. Futures contracts for which there were no trades that day for a particular position are generally valued at the closing bid quotation as reported by an independent pricing service on the market on which such futures contracts are primarily traded.

Forward foreign currency contracts are generally valued at the mean of bid and asked prices for the time period interpolated from rates reported by an independent pricing service for proximate time periods.

Swaps are generally valued at a broker-dealer bid quotation.

Securities and other assets generally valued on the basis of information from an independent pricing service may also be valued at an evaluated bid as reported by an independent pricing service.

Values obtained from pricing services can utilize both dealer-supplied valuations and electronic data processing techniques, which take into account factores such as institutional-size trading in similar groups of securities, yield, quality, coupon rate, maturity, type of issue, trading characteristics and other market data.

The values of foreign securities and other assets and liabilities expressed in foreign currencies are converted to U.S. dollars using the mean of bid and asked prices for rates reported by an independent pricing service.


                  The date of this supplement is March 8, 2007.